UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 29, 2005 (November 7, 2005)
QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
During the fourth quarter of 2005, Company management expects to meet with current and potential investors to discuss the Company’s operational strategy, its products and services and the market opportunities in the industries it serves. The presentation that serves as the basis for these discussions, attached as exhibit 99.1, is taken from disclosures made in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 filed with the SEC on October 31, 2005 and from related disclosures by the Company’s management made during the publicly broadcast third-quarter earnings conference call held on October 31, 2005, and to this Form 8-K.
Exhibit 99.1 to this Form 8-K contains “non-GAAP financial measure(s)” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The non-GAAP financial measures are EBITDA for the quarters and for the nine months ended September 30, 2005 and 2004 and Days Sales Outstanding (DSO) for the quarters ended September 30, June 30, and March 31, 2005, and December 30 and September 30 2004 which should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).
•	Reconciliations of EBITDA for the quarters and for the nine months ended September 30, 2005 and 2004, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation table below:
Quovadx, Inc.
EBITDA Reconciliation
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
GAAP net loss	$(1,698)	$(3,614)	$(3,297)	$(22,286)
Interest income	(114)	(50)	(415)	(295)
Depreciation & amortization	2,794	3,445	8,738	11,114
Gain on sale of assets	—	(360)	—	(1,535)
Income taxes	103	—	256	—
Asset impairments	—	—	—	7,116

EBITDA	$1,085	$(579)	$5,282	$(5,886)

•	Days Sales Outstanding is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.
The Company believes that such presentation provides useful information to management and to investors.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit
99.1	Third Quarter 2005 Investor Relations Presentation
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.

Date: November 29, 2005
/s/ Linda K. Wackwitz
Linda K. Wackwitz Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Third Quarter 2005 Investor Relations Presentation